Exhibit 99.1

SVB Financial Group Completes Acquisition of Boston Private

SANTA CLARA, Calif. — July 1, 2021 — SVB Financial Group (“SVB”) (Nasdaq: SIVB), the parent of Silicon Valley Bank, today announced it has completed the acquisition of Boston Private Financial Holdings, Inc. (“Boston Private”), the parent company of Boston Private Bank & Trust Company (“Boston Private Bank”), a leading provider of integrated wealth management, trust and banking services to individuals, families, businesses and nonprofits.

Boston Private is now part of SVB. The combined private banking and wealth management business will be led by Anthony DeChellis, CEO of SVB Private Banking & Wealth Management and Yvette Butler, President of SVB Private Banking & Wealth Management. The private banking and wealth management leadership team will now also include Jim Brown, Head of Specialty Commercial and John Longley, head of Private Bank, Wealth, Trust & Wine.

“With the close of our acquisition of Boston Private, we are well positioned to deliver the understanding, guidance and solutions to help our clients achieve their wealth goals,” said Greg Becker, President and CEO of SVB Financial Group. “We’re excited to welcome our new colleagues and clients to SVB and are appreciative of everyone at Boston Private and SVB who worked diligently to help us reach this milestone.”

SVB’s vision is to be the premier financial partner for the innovation economy, providing companies, entrepreneurs and their investors the services they need to succeed via four core businesses: commercial banking, investment banking, private banking and wealth management, and fund management. With the acquisition of Boston Private, SVB Private Banking & Wealth Management provides the guidance and solutions that fuel its clients to build wealth and expand opportunities for today and tomorrow.

The acquisition was previously announced on January 4, 2021 and SVB received regulatory approvals for the acquisition in May and June of 2021. In addition to the completion of the acquisition, today Boston Private Bank merged with and into Silicon Valley Bank, with Silicon Valley Bank continuing as the surviving entity.

About SVB Financial Group For nearly 40 years, SVB Financial Group (Nasdaq: SIVB) and its subsidiaries have helped innovative companies and their investors move bold ideas forward, fast. SVB Financial Group's businesses, including Silicon Valley Bank, offer commercial and private banking, asset management, private wealth management, brokerage and investment services and funds management services to companies in the technology, life science and healthcare, private equity and venture capital, and premium wine industries. Headquartered in Santa Clara, California, SVB Financial Group operates in centers of innovation around the world. Learn more at svb.com.

SVB Financial Group is the holding company for all business units and groups © 2021 SVB Financial Group. All rights reserved. SVB, SVB FINANCIAL GROUP, SILICON VALLEY BANK, MAKE NEXT HAPPEN NOW and the chevron device are trademarks of SVB Financial Group, used under license. Silicon Valley Bank is a member of the FDIC and the Federal Reserve System. Silicon Valley Bank is the California bank subsidiary of SVB Financial Group. [SIVB-F]

Forward-Looking Statements
This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including but not limited to SVB’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. Actual results may differ materially from current projections. In addition to factors previously disclosed in

SVB’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this document, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: difficulties and delays in integrating Boston Private’s business or fully realizing cost savings and other benefits; business disruption following the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; the inability to retain legacy Boston Private clients; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms; and the impact of the global COVID-19 pandemic on SVB’s business and/or any of the other foregoing risks.

Investor Contacts:
Meghan O’Leary
Investor Relations
SVB Financial Group
moleary@svb.com

Media Contacts:
Eileen Nolan
Public Relations
SVB Financial Group
enolan@svb.com

Brian Schaffer
Prosek Partners for SVB Financial Group
bschaffer@prosek.com